America’s Community Bankers Investor Conference New York, NY • November 9-10, 2005 Exhibit 99.1

Forward-Looking Statements
FNB Corp. has made forward-looking statements in the
accompanying presentation materials that are subject to risks and uncertainties.  These statements are based on the beliefs and assumptions of the management of FNB Corp., and on the
information available to management at the time the
presentation materials were prepared.  These forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause FNB Corp’s actual results to differ materially from the anticipated results or other
expectations expressed in such forward-looking statements.
Readers are cautioned not to place undue reliance on these
forward-looking statements and are advised to carefully review the risk factors described in other documents that FNB Corp.
files from time to time with the Securities and Exchange
Commission, including the Quarterly Reports on Form 10-Q, the
Annual Report on Form 10-K, and other required filings.

Overview

Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity
FNB Corp. Overview
• Headquarters Asheboro, NC
• Listing NASDAQ NM
• Symbol FNBN
• Numbers
-
Assets $930+ Million**
-
Shares Outstanding 5.626 Million
-
Insider Ownership 10.7%
-
Institutional Ownership 6.07%
-
Market Cap (October 27, 2005)
$102 Million
• Annual Cash Dividend $0.60
**Not including announced United or Integrity mergers

Corporate Structure
FNB Corp. (NC)
Founded May 1985
First National Bank and Trust
Company *
Founded December 1907
Dover Mortgage Company
Founded May 1986
Acquired by FNB April 2003
*Acquisitions:
Richmond Savings Bank – April 2000
Rowan Bank – August 2002
Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity

I-77
I-73/74
I-40
I-95
I-85
Denovo Offices
Asheboro Headquarters
Dover Offices
YES! Banks

FNB CORP.

Service Areas Overview Operating Performance Franchise Value Core Strategies Investor Opportunity

Latest News
United Financial Acquisition:   11/4/2005
Assets: $ 150  Million
Loans: $ 101  Million
Deposits: $ 112  Million
FNB Corp. / United Financial Combined
Assets: $ 1.080 Billion
Loans: $ 790+ Million
Deposits: $ 820+ Million
Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity

Major Loan Classifications
24%
22%
25%
17%
9%
3%
Commercial/Industrial Residential Real Estate
Commercial Real Estate Real Estate Construction
Home Equity Line Consumer
Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity

Major Funding Classifications 8% 51% 12% 18% 11% DDA NOW MM,SAV,Repo CD / IRA FHLB Overview Operating Performance Franchise Value Core Strategies Investor Opportunity

Competitive Advantages
• Only community bank in North Carolina with
local, full-service Wealth Management team.
• Our business bankers have an average of 25
years of experience each.
• We make mortgage loan decisions in less than
24 hours through our “First Reply” program.
• Practice, practice, practice!  In 2004, spent
average of $635 training dollars on each of our
employees.
• In-house operations - 99% of our customer
statements in the mail the first business day
after cut-off.
Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity

Operating Performance

Asset Growth 594 754 773 863 931 2001 2002 2003 2004 2005 (Millions) 11.89% 9/30/2005 unaudited Overview Operating Performance Franchise Value Core Strategies Investor Opportunity

392 502 552 665 708 2001 2002 2003 2004 2005 Loan Growth 15.93% 9/30/2005 unaudited Overview Operating Performance Franchise Value Core Strategies Investor Opportunity (Millions)

Overview Operating Performance Franchise Value Core Strategies Investor Opportunity Deposit Growth 480 592 598 660 721 2001 2002 2003 2004 2005 10.71% (Millions) 9/30/2005 unaudited

Overview Operating Performance Franchise Value Core Strategies Investor Opportunity 77% Deposit HH 12-01 to 12-04 78% Total HH 46% Core 32% Core 59% Loan HH 37% Core Household Growth

Overview Operating Performance Franchise Value Core Strategies Investor Opportunity Net Income 6,728 8,200 8,400 6,598 7,137 2001 2002 2003 2004 2005 9/30/2005 unaudited

Overview Operating Performance Franchise Value Core Strategies Investor Opportunity Earnings Per Share 1.32 1.58 1.43 1.13 1.24 2001 2002 2003 2004 2005 9/30/2005 unaudited

Overview Operating Performance Franchise Value Core Strategies Investor Opportunity Return On Assets 1.15% 1.25% 1.07% 0.80% 1.06% 2001 2002 2003 2004 2005 9/30/2005 unaudited

Overview Operating Performance Franchise Value Core Strategies Investor Opportunity Return On Tangible Equity 11.63% 13.99% 13.25% 8.00% 13.82% 2001 2002 2003 2004 2005 9/30/2005 unaudited

Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity
NPA's and Classified Loans
1.49%
5.66%
1.34%
3.14%
1.30%
2.51%
0.90%
2.27%
0.91%
2.05%
2001 2002 2003 2004 2005
NPA
Classified Loans
*Excludes loans held for sale
9/30/2005 unaudited

Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity
Loan Loss Reserve
and Charge-Off Ratios
1.17%
1.22%
1.13% 1.12%
1.16%
0.28%
0.26%
0.33%
0.47%
0.09%
2001
2002
2003
2004
9/30/2005 unaudited,
annualized
Reserve*/ Gross Loan Net Charge Offs*
*Excludes reserves for, and losses from, overdrafts (effective 2005 ONLY)

Franchise Value

Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity
Strong Points
Consistent Financial Performance
Long Term Focus
Growth Orientation
Good Markets / Good State
De Novo Offices
Productive lines of business
Selective Prudent Acquisitions
“YES!” Branding Program

Dividend History 0.26 0.33 0.38 0.45 0.51 0.51 0.53 0.58 0.59 0.60 95 96 97 98 99 00 01 02 03 04 Overview Operating Performance Franchise Value Core Strategies Investor Opportunity

Franchise Growth
Growth - United Financial, Inc.
• A $150 Million Company headquartered in
Graham, NC
• Operating subsidiary - Alamance Bank -
chartered September 1998.
• Three full service banking offices along
Interstate 40/85 corridor
• Graham
• Burlington
• Hillsborough
Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity

Growth Plans
Growth - Integrity Financial, Inc.
• A $668 Million Company headquartered in
Hickory, NC
• Operating subsidiaries:
– Catawba Valley Bank, Hickory, NC
– First Gaston Bank in Gastonia, NC
– Integrity Securities, Inc. a full service
brokerage office in Hickory, NC
Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity

I-77
I-73/74
I-40
I-95
I-85
Denovo Offices
Asheboro Headquarters
Dover Offices
YES! Banks

FNB CORP.

Growth and Expansion Overview Operating Performance Franchise Value Core Strategies Investor Opportunity

Franchise Growth
• Pro-forma Foot Print - From Central and
Southern Piedmont and the Sandhills
to the Foothills and Mountains of
Western NC
• Located in 17 growing counties
• 43 banking offices in 31 communities
• Strategically located along Interstates
corridors  of  I-85, I-40, I-77, I-73/74
and U.S.64 and U.S.421 Highways
Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity

Franchise Growth
• Asset: $1.8 Billion
• Loans: $1.3 Billion
• Deposits: $1.3 Billion
• Market Cap: $200 Million+
• Top 10 in North Carolina in
Assets and Deposits
FNB UNITED CORP.
Pro-forma Combined Company Franchise
Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity

I-77
I-73/74
I-40
I-95
I-85
Denovo Offices
Asheboro Headquarters
Dover Offices
YES! Banks

FNB CORP.

Pro-forma Franchise Overview Operating Performance Franchise Value Core Strategies Investor Opportunity

Franchise Growth
• Partners bring attractive customer base
• Merger adds scale and brings new
product and service opportunities in
broad, growing markets
• Enhances shareholder value through
new earnings opportunities
Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity

YES! Branding
First National is the YES! Bank.  It is plainly stated in our
Yes you can
®
—Yes we can
®
trademarks.  It is reflected in
the design of our logo and corporate mascot, Jack.  And it
is repeated in our customer service programs, company
spirit campaigns and marketing messages.  But more than
a motto, YES! is our promise to exceed your expectations
through better banking and outstanding service.  It
empowers our employees and describes who we are and
what we do. Yes customers can. Yes communities can.
Yes schools can. Yes your future can. Because we can.
Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity

Core Strategies

Core Strategies
•
Credit Quality
•
Core Deposit Emphasis
•
Growth Strategy
•
Increased Penetration of Current Markets
•
New Markets and Prudent Acquisitions
• “Experience” Retail
• “Yes” ® Branding – Yes you can® Yes we can®
• Continue to Build Performance Culture
Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity

Loan Loss Reserve
and Charge-Off Ratios
1.17%
1.22%
1.13% 1.12%
1.16%
0.28%
0.26%
0.33%
0.47%
0.09%
2001
2002
2003
2004
9/30/2005 unaudited,
annualized
Reserve*/ Gross Loan Net Charge Offs*
*Excludes reserves for, and losses from, overdrafts (effective 2005 ONLY)
Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity

Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity
Core Deposit Growth
0%
20%
40%
60%
80%
100%
2001 2002 2003 2004
Non-interest bearing deposits Transaction accounts
MMDA & savings accounts Retail time deposits
Jumbo time deposits
As of
9/30/2005

WINSTON SALEM
GREENSBORO
RALEIGH
CHARLOTTE

Negative Projected Growth	3-8% Projected Growth
0-3% Projected Growth	8+% Projected Growth

FNB CORP.

Projected Population Growth Overview Operating Performance Franchise Value Core Strategies Investor Opportunity

FIRST NATIONAL
Yes you can! Yes we can!

FNB CORP.

Experience Retail Overview Operating Performance Franchise Value Core Strategies Investor Opportunity

100%
A.P.Y.
Always Practice Yes!

7 Ways to A.P.Y.
Friendly smile
Greet professionally
Call customer by name
Focus on your customer
On-time delivery
Discover needs, goals and desires
100% satisfaction
FIRST NATIONAL
Yes you can.® Yes we can.®

FNB CORP.

Customer Service Overview Operating Performance Franchise Value Core Strategies Investor Opportunity

Performance Culture
Performance Compensation for
STAKEHOLDERS™
•
Maximize long-term value of organization
•
Team orientation - universal participation
•
Coaching and communication
•
Educational program
Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity

Move Over **OSCAR.**
2002 **YES**PY AWARDS

2003
YESPY
AWARDS
JACK IS BACK!

2004 **YES**PY AWARDS
THREE
The YESPY Bunch

FNB CORP.

Fun and Friendly Yes! Bank Overview Operating Performance Franchise Value Core Strategies Investor Opportunity

JACK
and the
BEANSTALK

JACK

These are magic beans. We offer them as a token of friendship and appreciation to the tried and true employees of Alamance, Hillsborough, Catawba Valley, First Gaston, Northwestern and First National Banks. Soon we'll serve side by side, birds of a feather that flock together like golden geese. And united by name and in the spirit of cooperation, a logo named JACK will lead the way. Until that time, keep both hands on the beanstalk and climbing toward a sky that isn't the limit, but the beginning of a great adventure. And that's no fairy tale.

Sincerely and respectfully,
Your fun and friendly YES! Bank
September 19, 2005

Yes you can.℠ Yes we can.®

FNB CORP.

Overview Operating Performance Franchise Value Core Strategies Investor Opportunity Performance: Team Focus

Investor Opportunity

Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity
Investor Opportunity
• Good Markets / Good State
• Personnel, Capital, Products
and Systems Required for
Sustainable, Profitable Growth
• Good Franchise Elements
• Current Market Valuation

Investor Opportunity
146.96
224.50
118.93
189.48
Price / Book (%) Price / Tang.Book (%)
FNB Corp.
FNB Corp.
*SNL Data SE Publicly traded banks between $500 million and $2 billion as of 10/27/2005
Peer Group* Peer Group*
Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity

Investor Opportunity
11.18
16.90
3.29
1.58
Current Dividend Yield (%) Price / LTM EPS (X)
Overview
Operating Performance
Franchise Value
Core Strategies
Investor Opportunity
FNB Corp.
FNB Corp.
*SNL Data SE Publicly traded banks between $500 million and $2 billion as of 10/27/2005
Peer Group* Peer Group*

America’s Community Bankers Investor Conference New York, NY • November 9-10, 2005